1998 STOCK OPTION PLAN



     1.  PURPOSE.  The purpose of the Anonymous Data Corporation 1998 Stock

Option  Plan  (the "Plan") is to strengthen Anonymous Data  Corporation,  a

Nevada  corporation  ("Corporation"), by providing to employees,  officers,

directors,  consultants and independent contractors of the  Corporation  or any  of  its  subsidiaries  (including  dealers,  distributors,  and  other

business  entities  or  persons  providing  services  on  behalf   of   the

Corporation or any of its subsidiaries) added incentive for high levels  of

performance   and  unusual  efforts  to  increase  the  earnings   of   the

Corporation.   The  Plan  seeks  to accomplish  this  purpose  by  enabling

specified  persons  to  purchase  shares  of  the  common  stock   of   the

Corporation, $.001 par value, thereby increasing their proprietary interest in  the  Corporation's success and encouraging them to remain in the employ or service of the Corporation.

     2.   CERTAIN  DEFINITIONS.  As used in this Plan, the following  words and  phrases shall have the respective meanings set forth below, unless the context clearly indicates a contrary meaning:

          2.1   "Board  of  Directors":   The Board  of  Directors  of  the

Corporation.

          2.2   "Committee":  The Committee which shall administer the Plan shall consist of the entire Board of Directors.

          2.3   "Fair  Market Value Per Share":  The fair market value  per

share  of  the  Shares as determined by the Committee in good  faith.   The

Committee  is  authorized to make its determination as to the  fair  market value  per  share of the Shares on the following basis:  (i) if the  Shares are  traded only otherwise than on a securities exchange and are not quoted on  the  National  Association of Securities Dealers'  Automated  Quotation

System  ("NASDAQ"), but are quoted on the bulletin board or  in  the  "pink

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sheets"  published by the National Daily Quotation Bureau, the  greater  of

(a) the average of the mean between the average daily bid and average daily asked prices of the Shares during2 the thirty (30) day period preceding the date of grant of an Option, as quoted on the bulletin board or in the "pink sheets"  published by the National Daily Quotation Bureau, or (b) the  mean between the average daily bid and average daily asked prices of the  Shares on  the date of grant, as published on the bulletin board or in such  "pink sheets;"  (ii) if the Shares are traded only otherwise than on a securities exchange  and are quoted on NASDAQ, the greater of (a) the average  of  the mean  between the closing bid and closing asked prices of the Shares during the  thirty  (30) day period preceding the date of grant of an  Option,  as reported  by  the Wall Street Journal and (b) the mean between the  closing bid  and  closing asked prices of the Shares on the date  of  grant  of  an

Option,  as  reported by the Wall Street Journal; (iii) if the  Shares  are

admitted  to  trading  on a securities exchange, the  greater  of  (a)  the average  of  the  daily closing prices of the Shares during  the  ten  (10)

trading  days preceding the date of  grant of an Option, as quoted  in  the

Wall  Street Journal, or (b) the daily closing price of the Shares  on  the date  of grant of an Option, as quoted in the Wall Street Journal; or  (iv)

if  the Shares are traded only otherwise than as described in (i), (ii)  or

(iii) above, or if the Shares are not publicly traded, the value determined by  the  Committee  in  good  faith based upon the  fair  market  value  as determined by completely independent and well qualified experts.

          2.4  "Option":  A stock option granted under the Plan.

          2.5  "Incentive Stock Option":  An Option intended to qualify for treatment  as an incentive stock option under Code Sections 421  and  422A,

and designated as an Incentive Stock Option.

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          2.6   "Nonqualified  Option":  An Option  not  qualifying  as  an

Incentive Stock Option.

          2.7  "Optionee":  The holder of an Option.

          2.8   "Option Agreement":  The document setting forth  the  terms and conditions of each Option.

          2.9  "Shares":  The shares of common stock $.001 par value of the

Corporation.         2.10 "Code":  The Internal Revenue Code  of  1986,  as

amended.

          2.11  "Subsidiary":  Any corporation of which fifty percent (50%)

or  more  of  total combined voting power of all classes of stock  of  such corporation  is  owned  by  the Corporation or another  Subsidiary  (as  so defined).

     3.  ADMINISTRATION OF PLAN.

          3.1   In  General.   This  Plan  shall  be  administered  by  the

Committee.   Any action of the Committee with respect to administration  of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the

Committee  (to  be  documented by minutes), or (ii) the  unanimous  written consent of its members.

          3.2   Authority.  Subject to the express provisions of this Plan,

the  Committee shall have the authority to:  (i) construe and interpret the

Plan,  decide all questions and settle all controversies and disputes which may arise in connection with the Plan and to define the terms used therein;

(ii)  prescribe,  amend  and  rescind rules  and  regulations  relating  to administration  of  the  Plan; (iii) determine the purchase  price  of  the

Shares  covered  by each Option and the method of payment  of  such  price,

individuals  to  whom,  and the time or times at which,  Options  shall  be granted  and  exercisable and the number of Shares covered by each  Option;

(iv) determine the terms and provisions of the respective Option Agreements

(which  need not be identical); (v) determine the duration and purposes  of

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leaves of absence which may be granted to participants without constituting a  termination of their employment for purposes of the Plan; and (vi)  make all  other  determinations necessary or advisable to the administration  of the  Plan.  Determinations of the Committee on matters referred to in  this

Section  3  shall  be  conclusive  and binding  on  all  parties  howsoever

concerned.   With  respect to Incentive Stock Options, the Committee  shall administer the Plan in compliance with the provisions of Code Section  422A as  the same may hereafter be amended from time to time.  No member of  the

Committee  shall  be liable for any action or determination  made  in  good faith with respect to the Plan or any Option.

     4.  ELIGIBILITY AND PARTICIPATION.

          4.1   In General.  Only officers, employees and directors who are also  employees of the Corporation or any Subsidiary shall be  eligible  to

receive  grants  of  Incentive  Stock  Options.   Officers,  employees  and

directors  (whether or not they are also employees) of the  Corporation  or any  Subsidiary, as well as consultants, independent contractors  or  other service providers of the Corporation or any Subsidiary shall be eligible to receive  grants of Nonqualified Options.  Within the foregoing limits,  the

Committee, from time to time, shall determine and designate persons to whom

Options  may  be   granted.  All such designations shall  be  made  in  the

absolute discretion of the Committee and shall not require the approval  of the stockholders.  In determining (i) the number of Shares to be covered by each  Option,  (ii) the purchase price for such Shares and  the  method  of payment  of  such price (subject to the other sections hereof),  (iii)  the individuals  of  the  eligible  class to whom  Options  shall  be  granted,

(iv)  the  terms  and provisions of the respective Option  Agreements,  and

(v)  the times at which such Options shall be granted, the Committee  shall take into account such factors as it shall deem relevant in connection with

accomplishing  the  purpose of the Plan as set  forth  in  Section  1.   An

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individual  who  has  been granted an Option may be granted  an  additional

Option or Options if the Committee shall so determine.  No Option shall  be granted under the Plan after November 24, 2008, but Options granted  before such date may be exercisable after such date.

          4.2   Certain  Limitations.  In no event  shall  Incentive  Stock

Options  be granted to an Optionee such that the sum of (i) aggregate  fair market  value  (determined  at  the time the Incentive  Stock  Options  are granted) of the Shares subject to all Options granted under the Plan  which are exercisable for the first time during the same calendar year, plus (ii)

the  aggregate  fair market value (determined at the time the  options  are granted) of all stock subject to all other incentive stock options  granted to  such Optionee by the Corporation, its parent and Subsidiaries which are exercisable  for  the  first time during such calendar  year,  exceeds  One

Hundred  Thousand  Dollars  ($100,000).  For purposes  of  the  immediately preceding sentence, fair market value shall be determined as of the date of grant  based  on the Fair Market Value Per Share as determined pursuant  to

Section 2.3.

     5.  AVAILABLE SHARES AND ADJUSTMENTS UPON CHANGES IN

          CAPITALIZATION.

          5.1   Shares.   Subject to adjustment as provided in Section  5.2

below, the total number of Shares to be subject to Options granted pursuant to this Plan shall not exceed One Million Five Hundred Thousand (1,500,000)

Shares.   Shares subject to the Plan may be either authorized but  unissued shares  or shares that were once issued and subsequently reacquired by  the

Corporation;  the  Committee shall be empowered  to  take  any  appropriate action  required  to make Shares available for Options granted  under  this

Plan.   If  any  Option is surrendered before exercise  or  lapses  without exercise  in  full  or for any other reason ceases to be  exercisable,  the

Shares reserved therefore shall continue to be available under the Plan.

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          5.2   Adjustments.   As used herein, the term "Adjustment  Event"

means  an event pursuant to which the outstanding Shares of the Corporation are  increased,  decreased or changed into, or exchanged  for  a  different number or kind of shares or securities, without receipt of consideration by

the    Corporation,   through  reorganization,  merger,   recapitalization,

reclassification, stock split, reverse stock split, stock  dividend,  stock consolidation  or  otherwise.  Upon the occurrence of an Adjustment  Event,

(i)  appropriate and proportionate adjustments shall be made to the  number and kind of shares and exercise price for the shares subject to the Options which  may  thereafter  be granted under this Plan,  (ii)  appropriate  and proportionate  adjustments shall be made to the  number  and  kind  of  and exercise  price  for  the  shares subject to the then  outstanding  Options granted  under  this Plan, and (iii) appropriate amendments to  the  Option

Agreements  shall be executed by the Corporation and the Optionees  if  the

Committee  determines that such an amendment is necessary or  desirable  to

reflect   such  adjustments.   If  determined  by  the  Committee   to   be

appropriate,  in  the  event  of an Adjustment  Event  which  involves  the substitution of securities of a corporation other than the Corporation, the

Committee  shall  make  arrangements for  the  assumptions  by  such  other corporation of any Options then or thereafter outstanding under  the  Plan.

Notwithstanding  the  foregoing, such adjustment in an  outstanding  Option shall be made without change in the total exercise price applicable to  the unexercised  portion of the Option, but with an appropriate  adjustment  to the  number  of  shares, kind of shares and exercise price for  each  share subject  to  the  Option.  The determination by the Committee  as  to  what adjustments,  amendments or arrangements shall be  made  pursuant  to  this

Section  5.2,  and the extent thereof, shall be  final and conclusive.   No

fractional  Shares shall be issued under the Plan on account  of  any  such adjustment or arrangement.

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     6.  TERMS AND CONDITIONS OF OPTIONS.

          6.1   Intended  Treatment as Incentive Stock Options.   Incentive

Stock  Options granted pursuant to this Plan are intended to be  "incentive stock  options"  to which Code Sections 421 and 422A apply,  and  the  Plan shall  be construed and administered to implement that intent.  If  all  or any  part  of  an  Incentive Stock Option shall not be an "incentive  stock option"  subject  to Sections 421 or 422A of the Code,  such  Option  shall nevertheless  be valid and carried into effect.  All Options granted  under this  Plan shall be subject to the terms and conditions set forth  in  this

Section  6 (except as provided in Section 5.2) and to such other terms  and conditions as the Committee shall determine to be appropriate to accomplish the purpose of the Plan as set forth in Section 1.

          6.2  Amount and Payment of Exercise Price.

               6.2.1     Exercise Price.  The exercise price per Share  for

each  Share which the Optionee is entitled to purchase under a Nonqualified

Option  shall  be determined by the Committee but shall not  be  less  than eighty-five percent (85%) of the Fair Market Value Per Share on the date of the  grant  of the Nonqualified Option.  The exercise price per  Share  for each  Share  which the Optionee is entitled to purchase under an  Incentive

Stock  Option shall be determined by the Committee but  shall not  be  less than  the  Fair  Market Value Per Share on the date of  the  grant  of  the

Incentive  Stock Option; provided, however, that the exercise  price  shall not  be  less than one hundred ten percent (110%) of the Fair Market  Value

Per  Share  on the date of the grant of the Incentive Stock Option  in  the case  of  an  individual then owning (within the meaning  of  Code  Section

425(d))  more than ten percent (10%) of the total combined voting power  of all classes of stock of the Corporation or of its parent or Subsidiaries.

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               6.2.2      Payment of Exercise Price.  The consideration  to

be  paid  for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist of  promissory notes, shares of the common stock of the Corporation or such other  consideration  and  method of payment  for  the  Shares  as  may  be permitted under applicable state and federal laws.

          6.3  Exercise of Options.

               6.3.1      Each  Option  granted under this  Plan  shall  be

exercisable at such times and under such conditions as may be determined by the  Committee  at  the time of the grant of the Option  and  as  shall  be permissible  under the terms of the Plan; provided, however,  in  no  event shall an Option be exercisable after the expiration of ten (10) years  from the  date it is granted, and in the case of an Optionee owning (within  the meaning  of Code Section 425(d)), at the time an Incentive Stock Option  is granted, more than ten percent (10%) of the total combined voting power  of all  classes  of stock of the Corporation or of its parent or Subsidiaries,

such  Incentive Stock Option shall not be exercisable later than  five  (5)

years after the date of grant.

               6.3.2      An  Optionee  may purchase less  than  the  total

number  of  Shares  for which the Option is exercisable,  provided  that  a partial  exercise of an Option may not be for less than One  Hundred  (100)

Shares and shall not include any fractional shares.

          6.4   Nontransferability of Options.  All Options  granted  under this  Plan shall be nontransferable, either voluntarily or by operation  of law,  otherwise  than by will or the laws of descent and distribution,  and shall be exercisable during the Optionee's lifetime only by such Optionee.

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          6.5   Effect  of Termination of Employment or Other Relationship.

Except  as  otherwise  determined by the Committee in connection  with  the grant  of  Nonqualified Options, the effect of termination of an Optionee's employment  or  other relationship with the Corporation on such  Optionee's rights to acquire Shares pursuant to the Plan shall be as follows:

               6.5.1      Termination for Other than Disability  or  Cause.

If  an  Optionee ceases to be employed by, or ceases to have a relationship with,  the  Corporation for any reason other than for disability or  cause,

such   Optionee's  Options shall expire not later  than  three  (3)  months thereafter.  During such three (3) month period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him,  but only to the extent such Options were exercisable on the  date  of termination  of his employment or relationship and except as so  exercised,

such  Options shall expire at the end of such three (3) month period unless such  Options by their terms expire before such date.  The decision  as  to whether  a termination for a reason other than disability, cause  or  death has  occurred shall be made by the Committee, whose decision shall be final and  conclusive, except that employment shall not be considered  terminated in  the case of sick leave or other bona fide leave of absence approved  by the Corporation.

               6.5.2      Disability.  If an Optionee ceases to be employed

by,  or  ceases to have a relationship with, the Corporation by  reason  of disability  (within the meaning of Code Section 22(e)(3)), such  Optionee's

Options  shall expire not later than one (1) year thereafter.  During  such one (1) year period and prior to the expiration of the Option by its terms,

the Optionee may exercise any Option granted to him, but only to the extent such  Options  were  exercisable on the date  the  Optionee  ceased  to  be employed  by,  or  ceased to have a relationship with, the  Corporation  by reason  of disability and except as so exercised, such Options shall expire at  the end of such one (1) year period unless such Options by their  terms expire  before  such  date.  The decision as to whether  a  termination  by reason  of  disability has occurred shall be made by the  Committee,  whose decision shall be final and conclusive.

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               6.5.3       Termination  for  Cause.    If   an   Optionee's

employment  by,  or  relationship with, the Corporation is  terminated  for cause,  such Optionee's Option shall expire immediately; provided, however,

the  Committee may, in its sole discretion, within thirty (30) days of such termination, waive the expiration of the Option by giving written notice of such waiver to the Optionee at such Optionee's last known address.  In  the event  of  such waiver, the Optionee may exercise the Option only  to  such extent,  for  such  time, and upon such terms and  conditions  as  if  such

Optionee  had  ceased to be employed by, or ceased to have  a  relationship with,  the Corporation upon the date of such termination for a reason other than  disability,  cause, or death.  Termination for  cause  shall  include termination  for  malfeasance or gross misfeasance in  the  performance  of duties  or  conviction of illegal activity in connection therewith  or  any conduct detrimental to the interests of the Corporation.  The determination of  the  Committee  with  respect to whether a termination  for  cause  has occurred shall be final and conclusive.

          6.6   Withholding of Taxes.  As a condition to the  exercise,  in whole  or  in part, of any Options the Board of Directors may in  its  sole discretion  require the Optionee to pay, in addition to the purchase  price of  the Shares covered by the Option an amount equal to any Federal,  state or  local taxes that may be required to be withheld in connection with  the exercise of such Option.

          6.7  No Rights to Continued Employment or Relationship.

Nothing  contained in this Plan or in any Option Agreement  shall  obligate the  Corporation to employ or have another relationship with  any  Optionee for any period or interfere in any way with the right of the Corporation to reduce  such Optionee's compensation or to terminate the employment  of  or relationship with any Optionee at any time.

          6.8   Time  of Granting Options.  The time an Option is  granted,

sometimes  referred to herein as the date of grant, shall be  the  day  the

Corporation  executes  the  Option Agreement; provided,  however,  that  if appropriate resolutions of the Committee indicate that an Option is  to  be granted  as  of and on some prior or future date, the time such  Option  is granted shall be such prior or future date.

          6.9   Privileges  of  Stock  Ownership.   No  Optionee  shall  be

entitled to the privileges of stock ownership as to any Shares not actually issued  and delivered to such Optionee.  No Shares shall be purchased  upon the  exercise  of  any  Option unless and until,  in  the  opinion  of  the

Corporation's  counsel, any then applicable requirements  of  any  laws  or

governmental  or  regulatory  agencies  having  jurisdiction  and  of   any

exchanges upon which the stock of the Corporation may be listed shall  have been fully complied with.

          6.10 Securities Laws Compliance.  The Corporation will diligently endeavor  to comply with all applicable securities laws before any  Options are  granted  under the Plan and before any Shares are issued  pursuant  to

Options.  Without limiting the generality of the foregoing, the Corporation may  require  from  the  Optionee such investment  representation  or  such agreement, if any, as counsel for the Corporation may consider necessary or advisable  in order to comply with the Securities Act of 1933  as  then  in effect,  and  may  require that the  Optionee agree that any  sale  of  the

Shares  will be made only in such manner as is permitted by the  Committee.

The Committee in its discretion may cause the Shares underlying the Options to  be  registered  under the Securities Act of 1933, as  amended,  by  the filing of a Form S-8 Registration Statement covering the Options and Shares

underlying  such  Options.   Optionee  shall  take  any  action  reasonably

requested   by   the  Corporation  in  connection  with   registration   or

qualification of the Shares under federal or state securities laws.

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          6.11   Option  Agreement.   Each  Incentive  Stock   Option   and

Nonqualified  Option  granted under this Plan shall  be  evidenced  by  the appropriate written Stock Option Agreement ("Option Agreement") executed by the  Corporation and the Optionee in a form substantially the same  as  the appropriate  form of Option Agreement attached as Exhibit I  or  II  hereto

(and  made a part hereof by this reference) and shall contain each  of  the provisions  and  agreements specifically required to be  contained  therein pursuant  to  this  Section 6, and such other terms and conditions  as  are deemed desirable by the Committee and are not inconsistent with the purpose of the Plan as set forth in Section 1.

     7.  PLAN AMENDMENT AND TERMINATION.

          7.1   Authority  of Committee.  The Committee  may  at  any  time discontinue granting Options under the Plan or otherwise suspend, amend  or terminate  the  Plan and may, with the consent  of an Optionee,  make  such modification  of the terms and conditions of such Optionee's Option  as  it shall  deem  advisable;  provided  that,  except  as  permitted  under  the provisions  of Section 5.2, the Committee shall have no authority  to  make any  amendment  or  modification to this Plan  or  any  outstanding  Option thereunder  which would:  (i) increase the maximum number of  shares  which may  be purchased pursuant to Options granted under the Plan, either in the aggregate  or by an Optionee (except pursuant to Section 5.2); (ii)  change the designation of the class of the employees eligible to receive Incentive

Stock  Options;  (iii) extend the term of the Plan or  the  maximum  Option period  thereunder; (iv) decrease the minimum Incentive Stock Option  price or  permit  reductions of the price at which shares may  be  purchased  for

Incentive  Stock  Options granted under the Plan; or  (v)  cause  Incentive

Stock  Options  issued under the Plan to fail to meet the  requirements  of

incentive  stock  options  under  Code  Section  422A.   An  amendment   or

modification  made pursuant to the provisions of this Section  7  shall  be deemed adopted as of the date of the action of the Committee effecting such amendment  or  modification  and  shall be  effective  immediately,  unless otherwise  provided therein, subject to approval thereof (1) within  twelve

(12)  months  before  or after the effective date by  stockholders  of  the

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Corporation  holding not less than a majority vote of the voting  power  of the  Corporation  voting in person or by proxy at a duly held  stockholders meeting  when  required  to maintain or satisfy the  requirements  of  Code

Section  422A  with respect to Incentive  Stock Options,  and  (2)  by  any appropriate  governmental  agency.  No Option may  be  granted  during  any suspension or after termination of the Plan.

          7.2  Ten (10) Year Maximum Term.  Unless previously terminated by the  Committee,  this Plan shall terminate on November  24,  2008,  and  no

Options shall be granted under the Plan thereafter.

          7.3   Effect  on  Outstanding Options.  Amendment, suspension  or termination  of this Plan shall not, without the consent of  the  Optionee,

alter  or  impair  any rights or obligations under any  Option  theretofore granted.

     8.   EFFECTIVE  DATE  OF PLAN.  This Plan shall  be  effective  as  of

November 24, 1998, the date the Plan was adopted by the Board of Directors,

subject  to the approval of the Plan by the affirmative vote of a  majority of  the  issued  and outstanding Shares of common stock of the  Corporation represented and voting at a duly held meeting at which a quorum is  present within  twelve  (12) months thereafter.  The Committee shall be  authorized and empowered to make grants of Options pursuant to this Plan prior to such approval of this Plan by the stockholders; provided, however, in such event the  Option grants shall be made subject to the approval of both this  Plan and  such  Option  grants  by  the  stockholders  in  accordance  with  the provisions of this Section 8.

     9.  MISCELLANEOUS PROVISIONS.

          9.1   Exculpation  and  Indemnification.  The  Corporation  shall indemnify  and  hold harmless the Committee from and against  any  and  all liabilities, costs and expenses incurred by such persons as a result of any act,  or  omission  to  act, in connection with  the  performance  of  such persons'  duties, responsibilities and obligations under  the  Plan,  other

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than  such  liabilities, costs and expenses as may result  from  the  gross negligence,  bad  faith,  willful conduct  and/or  criminal  acts  of  such persons.

          9.2  Governing Law.  The Plan shall be governed and construed  in accordance with the laws of the State of Delaware and the Code.

          9.3   Compliance  with  Applicable Laws.  The  inability  of  the

Corporation   to  obtain  from  any  regulatory  body  having  jurisdiction authority deemed by the Corporation's counsel to be necessary to the lawful issuance  and  sale  of any Shares upon the exercise  of  an  Option  shall relieve the Corporation of any liability in respect of the non-issuance  or sale  of  such Shares as to which such requisite authority shall  not  have been obtained.



                                   As approved by the Board of Directors of ANONYMOUS DATA CORPORATION on November 24, 1998



                                   By: /s/ James E. Beecham
                                      ----------------------------------
                                        James E. Beecham, Secretary

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                                                        EXHIBIT I

                           [FORM OF]

                INCENTIVE STOCK OPTION AGREEMENT



     THIS INCENTIVE STOCK OPTION AGREEMENT ("Agreement") is entered into as

of                             , by and between ANONYMOUS DATA CORPORATION,

a Nevada corporation ("Corporation"), and                   ("Optionee").



                        R E C I T A L S



     A.    On  November 24, 1998, the Board of Directors of the Corporation

adopted,  subject  to the approval of the Corporation's  shareholders,  the

Anonymous Data Corporation 1998 Stock Option Plan (the "Plan").

     B.   Pursuant to the Plan, on ________________, the Board of Directors

of  the  Corporation acting as the Plan Committee ("Committee")  authorized granting to Optionee options to purchase shares of the common stock,  $.001 par  value, of the Corporation ("Shares") for the term and subject  to  the terms and conditions hereinafter set forth.

                             A G R E E M E N T


     It is hereby agreed as follows:

     1.    CERTAIN  DEFINITIONS.  Unless otherwise defined herein,  or  the context otherwise clearly requires, terms with initial capital letters used herein shall have the meanings assigned to such terms in the Plan.

     2.    GRANT  OF  OPTIONS.  The Corporation hereby grants to  Optionee,

options ("Options") to purchase all or any part of        Shares, upon  and

subject  to the terms and conditions of the Plan, which is incorporated  in full herein by this reference, and upon the other terms and conditions  set forth herein.

     3.    OPTION  PERIOD.  The Options shall be exercisable  at  any  time during  the  period  commencing  on the following  dates  (subject  to  the provisions of Section 18) and expiring on the date five (5) years from  the date of grant, unless earlier terminated pursuant to Section 7:

         [terms of option vesting to be set forth here]



     4.   METHOD OF EXERCISE.  The Options shall be exercisable by Optionee by giving written notice to the Corporation of the election to purchase and of  the  number of Shares Optionee elects to purchase, such  notice  to  be accompanied  by  such  other executed instruments or documents  as  may  be required  by the Committee pursuant to this Agreement, and unless otherwise directed  by  the  Committee, Optionee shall at the time of  such  exercise

tender  the  purchase price of the Shares he has elected to  purchase.   An

Optionee  may purchase less than the total number of Shares for  which  the

Option  is  exercisable, provided that a partial exercise of an Option  may not  be  for  less than  One Hundred (100) Shares.  If Optionee  shall  not purchase  all  of  the Shares which he is entitled to  purchase  under  the

Options,  his  right  to  purchase the remaining unpurchased  Shares  shall continue until expiration of the Options.  The Options shall be exercisable with respect of whole Shares only, and fractional Share interests shall  be disregarded.

     5.    AMOUNT OF PURCHASE PRICE.  The purchase price per Share for each

Share  which  Optionee is entitled to purchase under the Options  shall  be per Share.

     6.    PAYMENT OF PURCHASE PRICE.  At the time of Optionee's notice  of exercise  of the Options, Optionee shall tender in cash or by certified  or bank cashier's check payable to the Corporation, the purchase price for all

Shares  then  being purchased.  Provided, however, the Board  of  Directors may,  in  its  sole  discretion, permit payment by the Corporation  of  the purchase  price  in whole or in part with Shares.  If the  Optionee  is  so permitted,  and  the  Optionee  elects to make  payment  with  Shares,  the

Optionee  shall  deliver to the Corporation certificates  representing  the number  of Shares in payment for new Shares, duly endorsed for transfer  to the  Corporation,  together  with any written representations  relating  to title,  liens  and  encumbrances, securities  laws,  rules  and  regulatory compliance,  or  other  matters,  reasonably  requested  by  the  Board  of

Directors.   The  value of Shares so tendered shall be  their  Fair  Market

Value Per Share on the date of the Optionee's notice of exercise.

     7.   EFFECT OF TERMINATION OF EMPLOYMENT.  If an Optionee's employment or  other  relationship with the Corporation (or a Subsidiary)  terminates,

the  effect  of the termination on the Optionee's rights to acquire  Shares shall be as follows:

          7.1   Termination  for Other than Disability  or  Cause.   If  an

Optionee  ceases to be employed by, or ceases to have a relationship  with,

the Corporation or a Subsidiary for any reason other than for disability or cause, such Optionee's Options shall expire not later than three (3) months thereafter.  During such three (3) month period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him,  but only to the extent such Options were exercisable on the  date  of termination  of his employment or relationship and except as so  exercised,

such  Options shall expire at the end of such three (3) month period unless such  Options by their terms expire before such date.  The decision  as  to whether a termination for a reason other than disability, cause or death has occurred shall be made by the Committee, whose decision shall be final and  conclusive, except that employment shall not be considered  terminated in  the case of sick leave or other bona fide leave of absence approved  by the Corporation.

          7.2   Disability.   If an Optionee ceases to be employed  by,  or

ceases  to  have  a relationship with, the Corporation or a  Subsidiary  by reason  of  disability (within the meaning of Code Section 22(e)(3)),  such

Optionee's  Options shall expire not  later than one (1)  year  thereafter.

During  such one (1) year period and prior to the expiration of the  Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date the Optionee ceased to  be  employed by, or ceased to have a relationship with, the Corporation or  Subsidiary  by  reason of disability.  The decision  as  to  whether  a termination  by  reason of disability has occurred shall  be  made  by  the

Committee, whose decision shall be final and conclusive.

          7.3   Termination for Cause.  If an Optionee's employment by,  or relationship with, the Corporation or a Subsidiary is terminated for cause,

such  Optionee's  Option shall expire immediately; provided,  however,  the

Committee  may,  in its sole discretion, within thirty (30)  days  of  such termination, waive the expiration of the Option by giving written notice of such waiver to the Optionee at such Optionee's last known address.  In  the event  of  such waiver, the Optionee may exercise the Option only  to  such extent,  for  such  time, and upon such terms and  conditions  as  if  such

Optionee  had  ceased to be employed by, or ceased to have  a  relationship with, the Corporation or a Subsidiary upon the date of such termination for a  reason  other  than disability, cause or death.  Termination  for  cause shall  include  termination for malfeasance or  gross  misfeasance  in  the performance  of  duties  or conviction of illegal  activity  in  connection therewith or any conduct detrimental to the interests of the Corporation or a  Subsidiary.  The  determination of the Committee with respect to whether a termination for cause has occurred shall be final and conclusive.

     8.     NONTRANSFERABILITY  OF  OPTIONS.   The  Options  shall  not  be

transferable, either voluntarily or by operation of law, otherwise than  by will  or  the  laws  of descent and distribution and shall  be  exercisable during the Optionee's lifetime only by Optionee.

     9.    ADDITIONAL RESTRICTIONS REGARDING DISPOSITIONS OF  SHARES.   The

Shares acquired pursuant to the exercise of Options shall be subject to the restrictions  set  forth  in Exhibit "A" attached hereto  and  incorporated herein as if fully set forth.

     10.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  As used herein, the term  "Adjustment Event" means an event pursuant to which  the  outstanding

Shares  of  the  Corporation are increased, decreased or changed  into,  or exchanged  for a different number or kind of shares or securities,  without receipt  of  consideration  by  the  Corporation,  through  reorganization,

merger,  recapitalization,  reclassification, stock  split,  reverse  stock

split,  stock  dividend,  stock  consolidation  or  otherwise.   Upon   the

occurrence  of  an  Adjustment  Event, (i)  appropriate  and  proportionate adjustments shall be made to the number and kind and exercise price for the shares  subject  to  the Options, and (ii) appropriate amendments  to  this

Agreement  shall  be  executed  by  the Corporation  and  Optionee  if  the

Committee  determines that such an amendment is necessary or  desirable  to

reflect   such  adjustments.   If  determined  by  the  Committee   to   be

appropriate,  in  the  event  of an Adjustment  Event  which  involves  the substitution of securities of a corporation other than the Corporation, the

Committee  shall  make  arrangements for  the  assumptions  by  such  other corporation  of  the  Options.  Notwithstanding  the  foregoing,  any  such adjustment  to  the  Options  shall be made without  change  in  the  total exercise  price applicable to the unexercised portion of the  Options,  but with an appropriate adjustment to the number of shares, kind of shares  and exercise price for each share subject to the Options. The determination by the Committee as to what adjustments, amendments or arrangements shall be

made  pursuant to this Section 10, and the extent thereof, shall be   final

and  conclusive.  No fractional Shares shall be issued on  account  of  any such adjustment or arrangement.

     11.   NO  RIGHTS  TO  CONTINUED EMPLOYMENT OR  RELATIONSHIP.   Nothing

contained  in  this Agreement shall obligate the Corporation to  employ  or have another relationship with Optionee for any period or interfere in  any way with the right of the Corporation to reduce Optionee's compensation  or to terminate the employment of or relationship with Optionee at any time.

     12.   TIME OF GRANTING OPTIONS.  The time the Options shall be  deemed granted,  sometimes  referred to herein as the "date of  grant,"  shall  be

 .

     13.  PRIVILEGES OF STOCK OWNERSHIP.  Optionee shall not be entitled to the  privileges of stock ownership as to any Shares not actually issued and delivered  to Optionee.  No Shares shall be purchased upon the exercise  of any  Options unless and until, in the opinion of the Corporation's counsel,

any then applicable requirements of any laws, or governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock  of the Corporation may be listed shall have been fully complied with.

     14.   SECURITIES  LAWS  COMPLIANCE.  The Corporation  will  diligently endeavor to comply with all applicable securities laws before any stock  is

issued  pursuant to the Options.   Without limiting the generality  of  the

foregoing,  the  Corporation may require from the Optionee such  investment representation  or such agreement, if any, as counsel for  the  Corporation may  consider necessary in order to comply with the Securities Act of  1933 as then in effect, and may require that the Optionee agree that any sale of the  Shares  will  be  made only in such manner  as  is  permitted  by  the

Committee.  The Committee may in its discretion cause the Shares underlying the Options to be registered under the Securities Act of 1933 as amended by filing  a  Form  S-8 Registration Statement covering the  Options  and  the

Shares  underlying the Options.  Optionee shall take any action  reasonably

requested   by   the  Corporation  in  connection  with   registration   or

qualification of the Shares under federal or state securities laws.

     15.   INTENDED  TREATMENT  AS INCENTIVE STOCK  OPTIONS.   The  Options

granted  herein  are  intended to be "incentive  stock  options"  to  which

Sections 421 and 422A of the Internal Revenue Code of 1986, as amended from time  to  time  ("Code") apply, and shall be construed  to  implement  that

intent.   If  all  or  any  part of the Options shall  not  be  subject  to

Sections 421 and 422A of the Code, the Options shall nevertheless be  valid and carried into effect.

     16.   PLAN CONTROLS.  The Options shall be subject to and governed  by the  provisions of the Plan.  All determinations and interpretations of the

Plan made by the Committee shall be final and conclusive.

     17.    SHARES  SUBJECT  TO  LEGEND.   If  deemed  necessary   by   the

Corporation's   counsel,  all  certificates  issued  to  represent   Shares

purchased  upon exercise of the Options shall bear such appropriate  legend conditions as counsel for the Corporation shall require.

     18.  CONDITIONS TO OPTIONS.

          18.1   Compliance   with  Applicable  Laws.   THE   CORPORATION'S

OBLIGATION TO ISSUE SHARES OF ITS COMMON STOCK UPON EXERCISE OF THE OPTIONS

IS  EXPRESSLY  CONDITIONED UPON THE COMPLETION BY THE  CORPORATION  OF  ANY

REGISTRATION  OR OTHER QUALIFICATION OF SUCH SHARES UNDER ANY STATE  AND/OR

FEDERAL LAW OR RULINGS OR REGULATIONS OF ANY GOVERNMENTAL REGULATORY  BODY,

OR  THE  MAKING OF SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS

AND  UNDERTAKINGS BY THE OPTIONEE OR ANY PERSON ENTITLED  TO  EXERCISE  THE

OPTION  IN ORDER TO COMPLY WITH THE REQUIREMENTS OF ANY EXEMPTION FROM  ANY

SUCH REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES WHICH THE COMMITTEE

SHALL,  IN ITS SOLE DISCRETION, DEEM NECESSARY OR ADVISABLE.  SUCH REQUIRED

REPRESENTATIONS AND UNDERTAKINGS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS

THAT THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION (i) IS  NOT

PURCHASING SUCH SHARES FOR DISTRIBUTION AND (ii) AGREES TO HAVE PLACED UPON

THE  FACE  AND  REVERSE  OF  ANY CERTIFICATES A LEGEND  SETTING  FORTH  ANY

REPRESENTATIONS AND UNDERTAKINGS WHICH HAVE BEEN GIVEN TO THE COMMITTEE  OR

A REFERENCE THERETO.

          18.2 SHAREHOLDER APPROVAL OF PLAN.  IF THE OPTIONS GRANTED HEREBY

ARE  GRANTED  PRIOR  TO  APPROVAL OF THE PLAN BY THE  SHAREHOLDERS  OF  THE

CORPORATION  PURSUANT TO SECTION 8 OF THE PLAN, THE GRANT  OF  THE  OPTIONS

MADE  HEREBY  IS EXPRESSLY CONDITIONED UPON AND SUCH OPTIONS SHALL  NOT  BE

EXERCISABLE  UNTIL  THE  APPROVAL OF THE PLAN BY THE  SHAREHOLDERS  OF  THE

CORPORATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8 OF THE PLAN.

          18.3  Maximum Exercise Period.  Notwithstanding any provision  of this Agreement to the contrary, the Options shall expire no later than  ten years  from  the date hereof or five years if, as of the date  hereof,  the

Optionee owns or is considered to own by reason of Code Section 425(d) more than 10% of the total combined voting power of all classes of stock of  the

Corporation or any Subsidiary or parent corporation of the Corporation.

     19.  MISCELLANEOUS.

          19.1 Binding Effect.  This Agreement shall bind and inure to  the

benefit   of   the  successors,  assigns,  transferees,  agents,   personal

representatives, heirs and legatees of the respective parties.

          19.2 Further Acts.  Each party agrees to perform any further acts and  execute and deliver any documents which may be necessary to carry  out the provisions of this Agreement.

          19.3 Amendment.  This Agreement may be amended at any time by the written agreement of the Corporation and the Optionee.

          19.4 Syntax.  Throughout this Agreement, whenever the context  so requires,  the singular shall include the plural, and the masculine  gender shall  include the feminine and neuter genders.  The headings and  captions of  the various Sections hereof are for convenience only and they shall not limit,  expand  or  otherwise affect the construction or interpretation  of this Agreement.

          19.5 Choice of Law.  The parties hereby agree that this Agreement has  been  executed and delivered in the State of California and  shall  be construed, enforced and governed by the laws thereof.  This Agreement is in all  respects  intended by each party hereto to be deemed and construed  to have  been jointly prepared by the parties and the parties hereby expressly agree  that  any  uncertainty or ambiguity existing  herein  shall  not  be interpreted against either of them.

          19.6  Severability.  In  the event that  any  provision  of  this

Agreement shall be held invalid or unenforceable, such provision  shall  be severable  from,  and  such  invalidity or unenforceability  shall  not  be construed  to  have  any  effect  on,  the  remaining  provisions  of  this

Agreement.

          19.7 Notices.  All notices and demands between the parties hereto shall  be  in writing and shall be served either by registered or certified mail,  and  such  notices  or  demands  shall  be  deemed  given  and  made forty-eight (48) hours after the deposit thereof in the United States mail,

postage prepaid, addressed to the party to whom such notice or demand is to be  given or made, and the issuance of the registered receipt therefor.  If served  by telegraph, such notice or demand shall be deemed given and  made at  the  time  the  telegraph agency shall confirm to the sender,  delivery thereof  to  the  addressee.  All notices and demands to  Optionee  or  the

Corporation may be given to them at the following addresses:

        If to Optionee:




        If to Corporation:      Anonymous Data Corporation






Such parties may designate in writing from time to time such other place or places that such notices and demands may be given.

            19.8  Entire Agreement.  This Agreement constitutes the  entire agreement  between  the  parties hereto pertaining to  the  subject  matter hereof,  this Agreement supersedes all prior and contemporaneous agreements

and   understandings  of  the  parties,  and  there  are   no   warranties,

representations or other agreements between the parties in connection  with

the  subject  matter hereof except as set forth or referred to herein.   No
supplement,  modification or waiver or termination of this Agreement  shall be binding unless executed in writing by the party to be bound thereby.  No waiver of any of the provisions of this Agreement shall constitute a waiver of  any  other  provision hereof (whether or not similar)  nor  shall  such waiver constitute a continuing waiver.

            19.9  Attorneys'  Fees.  In the event that any  party  to  this

Agreement  institutes any action or proceeding, including, but not  limited to,  litigation or arbitration, to preserve, to protect or to  enforce  any right or benefit created by or granted under this Agreement, the prevailing party  in  each respective such action or proceeding shall be entitled,  in addition  to any and all other relief granted by a court or other  tribunal or body, as may be appropriate, to an award in such action or proceeding of that  sum of money which represents the attorneys' fees reasonably incurred by  the prevailing party therein in filing or otherwise instituting and  in prosecuting  or otherwise pursuing or defending such action or  proceeding,

and,   additionally,  the  attorneys'  fees  reasonably  incurred  by  such prevailing party in negotiating any and all matters underlying such  action or  proceeding and in preparation for instituting or defending such  action or proceeding.

        IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.



                         "CORPORATION"

                         ANONYMOUS DATA CORORATION
                         a Nevada corporation



                         By:
                            ----------------------------------
                            Secretary


                         "OPTIONEE"


                            ----------------------------------

                                                       EXHIBIT II
                           [FORM OF]

              NON-QUALIFIED STOCK OPTION AGREEMENT


     THIS  NON-QUALIFIED  STOCK OPTION AGREEMENT ("Agreement")  is  entered

into  as  of                            ,  by  and between  ANONYMOUS  DATA

CORPORATION, a Nevada corporation ("Corporation"), and ____________________

("Optionee").



                        R E C I T A L S



     A.    On  November 24, 1998, the Board of Directors of the Corporation

adopted,  subject  to the approval of the Corporation's  shareholders,  the

Anonymous Data Corporation 1998 Stock Option Plan (the "Plan").



     B.    Pursuant to the Plan, on                         , the Board  of

Directors  of  the  Corporation acting as the Plan Committee  ("Committee")

authorized  granting to Optionee options to purchase shares of  the  common stock,  $.001  par value, of the Corporation ("Shares") for  the  term  and subject to the terms and conditions hereinafter set forth.



                       A G R E E M E N T



     It is hereby agreed as follows:

     1.    CERTAIN  DEFINITIONS.  Unless otherwise defined herein,  or  the context otherwise clearly requires, terms with initial capital letters used herein shall have the meanings assigned to such terms in the Plan.

     2.    GRANT  OF  OPTIONS.  The Corporation hereby grants to  Optionee,

options ("Options") to purchase all or any part of __________ Shares,  upon and  subject to the terms and conditions of the Plan, which is incorporated in  full  herein by this reference, and upon the other terms and conditions set forth herein.

     3.    OPTION  PERIOD.  The Options shall be exercisable  at  any  time during  the  period  commencing  on the following  dates  (subject  to  the provisions of Section 18) and expiring on the date five (5) years from  the date of grant, unless earlier terminated pursuant to Section 7:



          [Terms of vesting to be set forth here]



     4.   METHOD OF EXERCISE.  The Options shall be exercisable by Optionee by giving written notice to the Corporation of the election to purchase and of  the  number of Shares Optionee elects to purchase, such  notice  to  be accompanied  by  such  other executed instruments or documents  as  may  be required  by the Committee pursuant to this Agreement, and unless otherwise directed  by  the  Committee, Optionee shall at the time of  such  exercise

tender  the  purchase price of the Shares he has elected to  purchase.   An

Optionee  may purchase less than the total number of Shares for  which  the

Option  is  exercisable, provided that a partial exercise of an Option  may not  be  for  less  than One Hundred (100) Shares.  If Optionee  shall  not purchase  all  of  the Shares which he is entitled to  purchase  under  the

Options,  his  right  to  purchase the remaining unpurchased  Shares  shall continue until expiration of the Options.  The Options shall be exercisable with respect of whole Shares only, and fractional Share interests shall  be disregarded.

     5.    AMOUNT OF PURCHASE PRICE.  The purchase price per Share for each

Share which Optionee is entitled to purchase under the Options shall  be  $

per Share.

     6.    PAYMENT OF PURCHASE PRICE. At the time of Optionee's  notice  of exercise  of the Options, Optionee shall tender in cash or by certified  or bank cashier's check payable to the Corporation, the purchase price for all

Shares  then  being purchased.  Provided, however, the Board  of  Directors may,  in  its  sole  discretion, permit payment by the Corporation  of  the purchase  price  in whole or in part with Shares.  If the  Optionee  is  so permitted,  and  the  Optionee  elects to make  payment  with  Shares,  the

Optionee  shall  deliver to the Corporation certificates  representing  the number  of Shares in payment for new Shares, duly endorsed for transfer  to the  Corporation,  together  with any written representations  relating  to title,  liens  and  encumbrances, securities  laws,  rules  and  regulatory compliance,  or  other  matters,  reasonably  requested  by  the  Board  of

Directors.   The  value of Shares so tendered shall be  their  Fair  Market

Value Per Share on the date of the Optionee's notice of exercise.

     7.    EFFECT  OF TERMINATION OF RELATIONSHIP OR DEATH.  If  Optionee's

relationship  with  the  Corporation  as  a  director  terminates  (whether

voluntarily  or  involuntarily  because  he  is  not  re-elected   by   the

shareholders),  or  if  optionee dies, all options  which  have  previously vested shall expire six (6) months thereafter.  All unvested options  shall laps  and automatically expire.  During such six (6) month period (or  such shorter  period  prior to the expiration of the Option by its  own  terms),

such   Options  may  be  exercised  by  the  Optionee,  his   executor   or

administrator or the person or persons to whom the Option is transferred by will  or  the applicable laws of descent and distribution, as the case  may be,  but  only  to  the extent such Options were exercisable  on  the  date

Optionee  ceased to have a relationship with the Corporation as a  director or died.

     8.     NONTRANSFERABILITY  OF  OPTIONS.   The  Options  shall  not  be

transferable, either voluntarily or by operation of law, otherwise than  by will  or  the  laws  of descent and distribution and shall  be  exercisable during the Optionee's lifetime only by Optionee.

     9.    ADDITIONAL RESTRICTIONS REGARDING DISPOSITIONS OF  SHARES.   The

Shares acquired pursuant to the exercise of Options shall be subject to the restrictions  set  forth  in Exhibit "A" attached hereto  and  incorporated herein as if fully set forth.

     10.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  As used herein, the term  "Adjustment Event" means an event pursuant to which  the  outstanding

Shares  of  the  Corporation are increased, decreased or changed  into,  or exchanged  for a different number or kind of shares or securities,  without receipt  of  consideration  by  the  Corporation,  through  reorganization,

merger,  recapitalization,  reclassification, stock  split,  reverse  stock

split,  stock  dividend,  stock  consolidation  or  otherwise.   Upon   the

occurrence  of  an  Adjustment  Event, (i)  appropriate  and  proportionate adjustments shall be made to the number and kind and exercise price for the shares  subject  to  the Options, and (ii) appropriate amendments  to  this

Agreement  shall  be  executed  by  the Corporation  and  Optionee  if  the

Committee  determines that such an amendment is necessary or  desirable  to

reflect   such  adjustments.   If  determined  by  the  Committee   to   be

appropriate,  in  the  event  of an Adjustment  Event  which  involves  the substitution of securities of a corporation other than the Corporation, the

Committee  shall  make  arrangements for  the  assumptions  by  such  other corporation  of  the  Options.  Notwithstanding  the  foregoing,  any  such adjustment  to  the  Options  shall be made without  change  in  the  total exercise  price applicable to the unexercised portion of the  Options,  but with an appropriate adjustment to the number of shares, kind of shares  and exercise price for each share subject to the Options.  The determination by the  Committee as to what adjustments, amendments or arrangements shall  be made pursuant to this Section 10, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued on account of any such adjustment or arrangement.

     11.   NO  RIGHTS  TO  CONTINUED EMPLOYMENT OR  RELATIONSHIP.   Nothing

contained  in  this Agreement shall obligate the Corporation to  employ  or have another relationship with Optionee for any period or interfere in  any way with the right of the Corporation to reduce Optionee's compensation  or to terminate the employment of or relationship with Optionee at any time.

     12.   TIME OF GRANTING OPTIONS.  The time the Options shall be  deemed granted,  sometimes  referred to herein as the "date of  grant,"  shall  be

 .

     13.  PRIVILEGES OF STOCK OWNERSHIP.  Optionee shall not be entitled to the  privileges of stock ownership as to any Shares not actually issued and delivered  to Optionee.  No Shares shall be purchased upon the exercise  of any  Options unless and until, in the opinion of the Corporation's counsel,

any then applicable requirements of any laws, or governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock  of the Corporation may be listed shall have been fully complied with.

     14.   SECURITIES  LAWS  COMPLIANCE.  The Corporation  will  diligently endeavor to comply with all applicable securities laws before any stock  is issued  pursuant  to the Options.  Without limiting the generality  of  the foregoing,  the  Corporation may require from the Optionee such  investment representation  or such agreement, if any, as counsel for  the  Corporation may  consider necessary in order to comply with the Securities Act of  1933 as then in effect, and may require that the Optionee agree that any sale of the  Shares  will  be  made only in such manner  as  is  permitted  by  the

Committee.  The Committee may in its discretion cause the Shares underlying the Options to be registered under the Securities Act of 1933 as amended by filing  a  Form  S-8 Registration Statement covering the  Options  and  the

Shares  underlying the Options.  Optionee shall take any action  reasonably

requested   by   the  Corporation  in  connection  with   registration   or

qualification of the Shares under federal or state securities laws.

     15.   INTENDED TREATMENT AS NON-QUALIFIED STOCK OPTIONS.  The  Options

granted herein are intended to be non-qualified stock options described  in

U.S.  Treasury Regulation ("Treas. Reg.") 1.83-7 to which Sections 421  and

422A  of  the Internal Revenue Code of 1986, as amended from time  to  time

("Code") do not apply, and shall be construed to implement that intent.  If all  or  any  part  of the Options shall not be described  in  Treas.  Reg.

1.83-7  or  be  subject to Sections 421 and 422A of the Code,  the  Options shall nevertheless be valid and carried into effect.

     16.   PLAN CONTROLS.  The Options shall be subject to and governed  by the  provisions of the Plan.  All determinations and interpretations of the

Plan made by the Committee shall be final and conclusive.

     17.    SHARES  SUBJECT  TO  LEGEND.   If  deemed  necessary   by   the

Corporation's   counsel,  all  certificates  issued  to  represent   Shares

purchased  upon exercise of the Options shall bear such appropriate  legend conditions as counsel for the Corporation shall require.

     18.  CONDITIONS TO OPTIONS.

          18.1   Compliance   with  Applicable  Laws.   THE   CORPORATION'S

OBLIGATION TO ISSUE SHARES OF ITS COMMON STOCK UPON EXERCISE OF THE OPTIONS

IS  EXPRESSLY  CONDITIONED UPON THE COMPLETION BY THE  CORPORATION  OF  ANY

REGISTRATION  OR OTHER QUALIFICATION OF SUCH SHARES UNDER ANY STATE  AND/OR

FEDERAL LAW OR RULINGS OR REGULATIONS OF ANY GOVERNMENTAL REGULATORY  BODY,

OR  THE  MAKING OF SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS

AND  UNDERTAKINGS BY THE OPTIONEE OR ANY PERSON ENTITLED  TO  EXERCISE  THE

OPTION  IN ORDER TO COMPLY WITH THE REQUIREMENTS OF ANY EXEMPTION FROM  ANY

SUCH REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES WHICH THE COMMITTEE

SHALL,  IN ITS SOLE DISCRETION, DEEM NECESSARY OR ADVISABLE.  SUCH REQUIRED

REPRESENTATIONS AND UNDERTAKINGS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS

THAT THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION (i) IS  NOT

PURCHASING SUCH SHARES FOR DISTRIBUTION AND (ii) AGREES TO HAVE PLACED UPON

THE  FACE  AND  REVERSE  OF  ANY CERTIFICATES A LEGEND  SETTING  FORTH  ANY

REPRESENTATIONS AND UNDERTAKINGS WHICH HAVE BEEN GIVEN TO THE COMMITTEE  OR

A REFERENCE THERETO.

          18.2 SHAREHOLDER APPROVAL OF PLAN.  IF THE OPTIONS GRANTED HEREBY

ARE  GRANTED  PRIOR  TO  APPROVAL OF THE PLAN BY THE  SHAREHOLDERS  OF  THE

CORPORATION  PURSUANT TO SECTION 8 OF THE PLAN, THE GRANT  OF  THE  OPTIONS

MADE  HEREBY  IS EXPRESSLY CONDITIONED UPON AND SUCH OPTIONS SHALL  NOT  BE

EXERCISABLE  UNTIL  THE  APPROVAL OF THE PLAN BY THE  SHAREHOLDERS  OF  THE

CORPORATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8 OF THE PLAN.

     19.  MISCELLANEOUS.

          19.1 Binding Effect.  This Agreement shall bind and inure to  the

benefit   of   the  successors,  assigns,  transferees,  agents,   personal

representatives, heirs and legatees of the respective parties.

          19.2 Further Acts.  Each party agrees to perform any further acts and  execute and deliver any documents which may be necessary to carry  out the provisions of this Agreement.

          19.3 Amendment.  This Agreement may be amended at any time by the written agreement of the Corporation and the Optionee.

          19.4 Syntax.  Throughout this Agreement, whenever the context  so requires,  the singular shall include the plural, and the masculine  gender shall  include the feminine and neuter genders.  The headings and  captions of  the various Sections hereof are for convenience only and they shall not limit,  expand  or  otherwise affect the construction or interpretation  of this Agreement.

          19.5 Choice of Law.  The parties hereby agree that this Agreement has  been  executed and delivered in the State of California and  shall  be construed, enforced and governed by the laws thereof.  This Agreement is in all  respects  intended by each party hereto to be deemed and construed  to have  been jointly prepared by the parties and the parties hereby expressly agree  that  any  uncertainty or ambiguity existing  herein  shall  not  be interpreted against either of them.

          19.6  Severability.  In  the event that  any  provision  of  this

Agreement shall be held invalid or unenforceable, such provision  shall  be severable  from,  and  such  invalidity or unenforceability  shall  not  be construed  to  have  any  effect  on,  the  remaining  provisions  of  this

Agreement.

          19.7 Notices.  All notices and demands between the parties hereto shall  be  in writing and shall be served either by registered or certified mail,  and  such  notices  or  demands  shall  be  deemed  given  and  made forty-eight (48) hours after the deposit thereof in the United States mail,

postage prepaid, addressed to the party to whom such notice or demand is to be  given or made, and the issuance of the registered receipt therefor.  If served  by telegraph, such notice or demand shall be deemed given and  made at the time the telegraph agency shall confirm to the sender, delivery thereof to the addressee. All notices and demands to Optionee or the

Corporation may be given to them at the following addresses:



          If to Optionee:          _________________________
                                   _________________________
                                   _________________________


          If to Corporation:                 Anonymous Data Corporation




Such parties may designate in writing from time to time such other place or places that such notices and demands may be given.

          19.8  Entire  Agreement.  This Agreement constitutes  the  entire agreement  between  the  parties hereto pertaining to  the  subject  matter hereof,  this Agreement supersedes all prior and contemporaneous agreements

and   understandings  of  the  parties,  and  there  are   no   warranties,

representations or other agreements between the parties in connection  with

the  subject matter hereof except as set forth or referred to  herein.   No

supplement,  modification or waiver or termination of this Agreement  shall be binding unless executed in writing by the party to be bound thereby.  No waiver of any of the provisions of this Agreement shall constitute a waiver of  any  other  provision hereof (whether or not similar)  nor  shall  such waiver constitute a continuing waiver.

          19.9  Attorneys'  Fees.   In the event that  any  party  to  this

Agreement  institutes any action or proceeding, including, but not  limited to,  litigation or arbitration, to preserve, to protect or to  enforce  any right or benefit created by or granted under this Agreement, the prevailing party in each respective such action or proceeding shall be entitled, in addition to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that  sum of money which represents the attorneys' fees reasonably incurred by  the prevailing party therein in filing or otherwise instituting and  in prosecuting  or otherwise pursuing or defending such action or  proceeding,

and,  additionally,  the  attorneys'  fees  reasonably  incurred  by   such

prevailing party in negotiating any and all matters underlying such  action or  proceeding and in preparation for instituting or defending such  action or proceeding.

        IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

                         "CORPORATION"

                         ANONYMOUS DATA CORPORATION
                         a Nevada corporation



                         By:
                            ---------------------------------
                            Secretary



                         "OPTIONEE"


                           -----------------------------------